SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2003

CABLE DESIGN TECHNOLOGIES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Roselle Road

Schaumburg, IL 60195

(Address of Principal Executive Offices, including Zip Code)

847-230-1900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item	7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

    Exhibit 99.1:    Cable Design Technologies Corporation (the “Company”) press release dated October 2, 2003 titled “CDT

                              Announces Fourth Quarter and Year 2003 Results”

Item	12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Earnings Release.    On October 2, 2003, the Company issued the press release attached as Exhibit 99.1, which sets out the company’s results of operations for the fourth quarter and year 2003.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be considered “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLE DESIGN TECHNOLOGIES CORPORATION

Date: October 7, 2003	By:	/s/ CHARLES B. FROMM
Charles B. Fromm Vice President, Secretary & General Counsel

Exhibit Index

EXHIBIT NO.	DESCRIPTION
99.1	Cable Design Technologies Corporation (the “Company”) press release dated October 2, 2003 titled “CDT Announces Fourth Quarter and Year 2003 Results”

4